      As Filed With the Securities and Exchange Commission on June 1, 1999
                                                     Registration No. 33-53598
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                       POST-EFFECTIVE AMENDMENT NO. 8                        [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

                               AMENDMENT NO. 7                               [X]

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                717 Fifth Avenue
                            New York, New York 10022
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 446-5600
                                                           --------------
                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                     --------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

 -------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

____   immediately upon filing pursuant to paragraph (b)
____   on August 1, 1999 pursuant to paragraph (b)
____   60 days after filing pursuant to paragraph (a)(1)
____   75 days after filing pursuant to paragraph (a)(2)
_X__   on August 1, 1999 pursuant to paragraph (a) or Rule 485

--------------------------------------------------------------------------------

ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
(A Class of North American Government Bond Fund, Inc.)
717 Fifth Avenue
New York, New York  10022
For information call (800) 955-7175

         This mutual fund (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See "How to Buy Shares.") This Prospectus describes the ISI class (the "Shares") of the Fund.

                                TABLE OF CONTENTS
                                                                       Page
                                                                       ----
Investment Summary........................................................2
Fees and Expenses of the Fund.............................................4
Investment Program........................................................5
The Fund's Net Asset Value................................................7
How to Buy Shares.........................................................7
How to Redeem Shares......................................................8
Telephone Transactions....................................................9
Sales Charges............................................................10
Dividends and Taxes......................................................12
Investment Advisor.......................................................12
Administrator............................................................13
Financial Highlights.....................................................14


 THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
    THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is August 1, 1999.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES

         The Fund is designed to provide a high level of current income, consistent with prudent investment risk. The Fund seeks to achieve this goal by investing primarily in a portfolio of bonds issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment advisor (the "Advisor") actively allocates investments among the United States, Canada and Mexico. The Advisor will base this allocation on its analysis of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own expectations regarding interest rate changes and changes in exchange rates among United States, Canadian and Mexican currencies. The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately ten years during periods of stable interest rates, but the Advisor may shorten or lengthen the Fund's average maturity based on its forecasts for interest rates. The Fund will invest primarily in investment grade bonds.

RISK PROFILE

         The Fund is suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in addition to the risks of U.S. government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio. The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially interest rates.

         Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

         Maturity and Credit Risk. The magnitude of increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

         Political Risk. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region.

         Foreign Currency Risk. Since some of the Fund's investment are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding increase or decrease in the value of the Fund's investments.

         Style Risk. There can be no assurances that the Advisor's economic analysis will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

         The following bar chart and table show the performance of the Shares both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                  ISI SHARES*

                          FOR YEARS ENDED DECEMBER 31,

 20.00%
 15.00%                15.64%
 10.00%                                            11.99%
  5.00%                              6.18%                        8.44%
  0.00%
 -5.00%
-10.00% -12.66%
-15.00%

          1994          1995         1996           1997           1998

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

         During the 5-year period shown in the bar chart, the highest return for a quarter was 9.14% (quarter ended 6/30/95) and the lowest return for a quarter was -8.60% (quarter ended 12/31/94).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 1998)

---------------------------------------------------------------------------------------------------------------------
                                                                                      Lehman Brothers Intermediate
                                                                 ISI Shares(1)              Treasury Index(2)
---------------------------------------------------------------------------------------------------------------------
Past One Year...............................................        5.18%                        8.62%
---------------------------------------------------------------------------------------------------------------------
Past Five Years.............................................        4.79%                        6.46%
---------------------------------------------------------------------------------------------------------------------
Since Inception.............................................   5.80% (1/15/93)                   6.51%(3)
---------------------------------------------------------------------------------------------------------------------

---------------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Treasury Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period 1/31/93 through 12/31/98.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price).................  3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................................  None
Maximum Deferred Sales Charge (Load).................................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................................  None
Redemption Fee ......................................................................................  None
Exchange Fee ........................................................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees .....................................................................................  0.40%
Distribution (12b-1) and/or Service Fees.............................................................  0.40%
    Asset Based Sales Charge................................................................... 0.15%
    Service Fee................................................................................ 0.25%
Other Expenses.......................................................................................  0.66%
Total Annual Fund Operating Expenses.................................................................  1.46%
                                                                                                       -----
Less Fee Waivers and Expense Reimbursements..........................................................  (0.21)%*
                                                                                                       -----
Net Expenses.........................................................................................  1.25%
                                                                                                       =====

------------
* The Advisor and the Fund's administrator have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. This agreement will continue until at least July 31, 2000 and may be extended.

EXAMPLE:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          1 YEAR           3 YEARS          5 YEARS           10 YEARS
          ------           -------          -------           --------
           $424*            $729*           $1,057*            $1,991*


----------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         The Fund is designed to provide a high level of current income, consistent with prudent investment risk. The Fund seeks to achieve this goal by investing primarily in a portfolio of bonds issued or guaranteed by the governments of the United States, Canada and Mexico.

         The Advisor is responsible for managing the Fund's investments. (Refer to the section on Investment Advisor). The Fund's Advisor actively allocates investments among the United States, Canada and Mexico. The Advisor's allocation will be based on its analysis of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own forecasts regarding interest rate changes and changes in the exchange rates among United States, Canadian and Mexican currencies. The Fund will limit its investments in either Canadian or Mexican government securities to 25% of its total assets and in either Canadian or Mexican securities in general to 33% of its total assets. It is possible that, from time to time, none of the Fund's assets will be invested in either Canada or Mexico.

         The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that during periods of stable interest rates, the Fund's portfolio will have an average maturity of ten years. The Advisor may shorten the Fund's average maturity to less than 10 years when it believes that interest rates are increasing. During periods of declining interest rates, it is expected that the Fund's portfolio will have an average maturity of over ten years. Under normal circumstances, the Fund will invest primarily in investment grade bonds.

         An investment in the Fund involves risk. The primary risk is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities. In addition, investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. In addition, some of the Fund's investments may be denominated in Canadian dollars or Mexican pesos. As a result, the Fund may be affected by changes in the value of these currencies relative to the U.S. dollar. There can be no assurances that the Advisor's economic analysis will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. There can be no guarantee that the Fund will achieve its goals.

         To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in repurchase agreements with respect to U.S., Canadian and Mexican government securities and high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss outweighed the opportunity for gain.

YEAR 2000 ISSUES

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. Read the section on sales charges for details on how and when this charge may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the Fund's outstanding shares.

         In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

         You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

         Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

         o If you are investing in an IRA account or a qualified retirement plan, your initial investment may be as low as $1,000.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

INVESTING REGULARLY

         You may make regular investments in the Fund through either of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES

         You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

         Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem Shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

PURCHASE PRICE

         The price you pay to buy Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                                      Sales Charge as % of
--------------------------------------------------------------------------------------------------------
                                                                Offering               Net Amount
         Amount of Purchase                                       Price                 Invested
--------------------------------------------------------------------------------------------------------
      Less than    $  100,000..............................       3.00%                   3.09%
      $  100,000 - $  249,999..............................       2.50%                   2.56%
      $  250,000 - $  499,999..............................       2.00%                   2.04%
      $  500,000 - $  999,999..............................       1.50%                   1.52%
      $1,000,000 - $1,999,999..............................       0.75%                   0.76%
      $2,000,000 - $2,999,999..............................       0.50%                   0.50%
      $3,000,000 - and over ...............................       None                    None
--------------------------------------------------------------------------------------------------------

         The sales charge you pay on your current purchase of Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisor or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your Shares by February 29, 2000 and provide documentation of your redemption or sale.

PURCHASES BY EXCHANGE

         You may exchange shares of any other fund in the ISI family of funds with the same or higher sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is a least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's

Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

         The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. Shares pay an annual distribution fee equal to 0.40% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

TAXES

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

             More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR

         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds together with the Fund, had approximately $___ million in net assets as of June 30, 1999.

         As compensation for its services for the fiscal year ended March 31, 1999, ISI received from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

         The Advisor and the Fund's administrator, have contractually agreed to reduce proportionately their respective annual fees if necessary, so that the Fund's annual expenses do not exceed 1.25% of its average daily net assets. This agreement will continue until at least July 31, 2000 and may be extended.

PORTFOLIO MANAGERS

         The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.

         Mr. Hyman, Chairman of the Fund and ISI is responsible for developing the economic analysis upon which the Fund's selection of investments is based (see "Investment Program".) Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, "Institutional Investor", which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 19 years.

         Mr. Medaugh, President of the Fund and ISI, is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, he led their Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

         Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                          FOR THE YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------------


                                                                 1999        1998        1997       1996       1995
PER SHARE OPERATING PERFORMANCE:
    Net asset value at beginning of year...............         $8.74       $8.29       $8.37      $8.06      $9.53
                                                                -----       -----       -----      -----      -----

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............................          0.60        0.61        0.75       0.81       0.63
    Net realized and unrealized gain/(loss) on
      investments .....................................         (0.09)       0.56       (0.11)      0.22      (1.38)
    Total from Investment Operations...................          0.51        1.17        0.64       1.03      (0.75)
                                                                -----       -----       -----      -----      -----

LESS DISTRIBUTIONS:
    Dividends from net investment income and short-term
      gains............................................         (0.60)      (0.67)      (0.26)        --      (0.45)
    Distributions in excess of net investment income...            --       (0.05)         --         --         --
    Distribution from Long-Term Capital Gains..........         (0.23)
    Return of capital..................................            --         --        (0.46)     (0.72)     (0.27)
                                                                -----       -----       -----      -----      -----
    Total distributions................................         (0.83)      (0.72)      (0.72)     (0.72)     (0.72)
                                                                -----      ------       -----      -----      -----
    Net asset value at end of year ....................         $8.42      $ 8.74       $8.29      $8.37      $8.06
                                                                =====      ======       =====      =====      =====

TOTAL RETURN(1)
    Based on net asset value per share.................          5.96%      14.65%       7.90%     12.97%     (8.31)%

RATIOS TO AVERAGE DAILY NET ASSETS:
    Expenses(2)........................................          1.25%       1.25%       1.25%      1.25%      1.25%
    Net investment income(3)...........................          5.79%       7.17%       8.99%      9.49%      7.04%

SUPPLEMENTAL DATA:
    Net assets at end of year (000) ...................       $55,891     $52,018     $51,966    $60,860    $66,292
    Portfolio turnover rate............................           173%        125%         46%       125%       104%

------------
(1)    Total return excludes the effect of sales loads.
(2) Without the waiver of advisory and administration fees, the ratio of expenses to average net assets would have been 1.42%, 1.28%, 1.58%, 1.47% and 1.45% for the years ended March 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 5.62%, 7.14%, 8.66%, 9.27% and 6.84% for the years ended March 31, 1999, 1998, 1997, 1996 and 1995, respectively.


                                               ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                                                          NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
Make check payable to "ISI North American Government Bond Fund Shares" and mail with this Application to:

            ISI Mutual Funds
            P.O. Box 219426
            Kansas City, MO 64121-9426

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.
TO OPEN AN IRA ACCOUNT, CALL ISI AT (800) 955-7175 TO REQUEST AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                       --------------------------------------------------------------------
                                                               Existing Account No., if any
INDIVIDUAL OR JOINT TENANT                                     GIFTS TO MINORS

---------------------------------------------------------      --------------------------------------------------------------------
First Name     Initial        Last Name                        Custodian's Name (only one allowed by law)

---------------------------------------------------------      --------------------------------------------------------------------
Social Security Number                                         Minor's Name (only one)

---------------------------------------------------------      -------------------------------- -----------------------------------
Joint Tenant   Initial        Last Name                        Social Security Number of Minor  Minor's Date of Birth (Mo./Day/Yr.)

---------------------------------------------------------      under the                    Uniform Gifts to Minors Act
Social Security Number                                                  --------------------
                                                                         State of Residence


CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                       MAILING ADDRESS


---------------------------------------------------------      --------------------------------------------------------------------
Name of Corporation, Trust or Partnership                      Street

---------------------------------------------------------      --------------------------------------------------------------------
Tax ID Number                                                  City                                   State            Zip
                                                                (      )
---------------------------------------------------------      --------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)       Daytime Phone


STATEMENT OF INTENTION (OPTIONAL)
[ ] I intend to invest at least the amount indicated below in ISI Shares of North American Government Bond Fund, Inc. I
understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

            ___$100,000       ___$250,000       ___$500,000      ___$1,000,000       ___$2,000,000      ___$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify you for reduced sales charges.


          Fund Name                     Account No.                      Owner's Name                           Relationship
          ---------                     -----------                      ------------                           ------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

            INCOME DIVIDENDS                                               CAPITAL GAINS
            [ ] Reinvested in additional shares                            [ ] Reinvested in additional shares
            [ ] Paid in Cash                                               [ ] Paid in Cash


Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

AUTOMATIC INVESTING PLAN (OPTIONAL)
[ ] I authorize you as agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

MINIMUM INITIAL INVESTMENT: $250
SUBSEQUENT INVESTMENTS (CHECK ONE):            [ ] Monthly ($100 MINIMUM)         [ ] Quarterly ($250 MINIMUM)
                                                                               -----------------------------
                                                                               Please attach a voided check.
                                                                               -----------------------------

---------------------------------------------------             ------------------------------------------------------------
Bank Name                                                       Depositor's Signature                       Date

---------------------------------------------------             ------------------------------------------------------------
Existing ISI North American Government Bond Shares              Depositor's Signature                       Date
Fund Account No., if any                                        (If joint acct., both must sign)

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
[ ] Beginning the month of ____________, ____(year), please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________________, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):                         [ ] Monthly                        [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.
NO, I/WE DO NOT WANT:       [ ] Telephone redemption privileges                   [ ] Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

           Bank: _____________________________                       Bank Account No.: ____________________________________
        Address: _____________________________                      Bank Account Name: ____________________________________
                 _____________________________                      Bank Phone Number: ____________________________________
SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability. By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ]    U.S. Citizen/Taxpayer:
   [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585.)
[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: ___________________________
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
-----------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

-----------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------             ------------------------------------------------------------
Signature                                   Date                       Signature (if a joint account, both must sign)      Date

-----------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:    ________________________________________                   Dealer Code: _________________________________________
Dealer's Address: ________________________________________                   Branch Code: _________________________________________
                  ________________________________________
Representative:   ________________________________________                   Rep. No.:    _________________________________________

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
             (A Class of North American Government Bond Fund, Inc.)





                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022




        Administrator                            Distributor
INVESTMENT COMPANY CAPITAL CORP.  INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.
       One South Street                        717 Fifth Avenue
  Baltimore, Maryland  21202                New York, New York 10022
                                                1-800-955-7175


       Transfer Agent                        Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.            PRICEWATERHOUSECOOPERS LLP
      One South Street                        250 West Pratt Street
   Baltimore, Maryland  21202               Baltimore, Maryland 21201
       1-800-882-8585

       Custodian                                   Fund Counsel
  BANKERS TRUST COMPANY                    MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                          1701 Market Street
New York, New York  10006                Philadelphia, Pennsylvania 19103

                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES
                           (A CLASS OF NORTH AMERICAN
                           GOVERNMENT BOND FUND, INC.)






         You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual report containing detailed financial information and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

         For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.






                                      Investment Company Act File No. 811-7292

                                   [ISI LOGO]




                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES
                           (A CLASS OF NORTH AMERICAN
                           GOVERNMENT BOND FUND, INC.)


         A mutual fund with the investment objective of a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.



                                 AUGUST 1, 1999







                                                     [PROSPECTUS]

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                                717 Fifth Avenue
                            New York, New York 10022

                          ----------------------------



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.,717 FIFTH AVENUE, NEW YORK, NEW YORK 10022, (800) 955-7175.













            Statement of Additional Information Dated: August 1, 1999
                  Relating to Prospectus Dated: August 1, 1999
                                       of
                 ISI North American Government Bond Fund Shares

                                TABLE OF CONTENTS


                                                                                                       Page

1.       General Information and History.................................................................. 1

2.       Investment Objective, Policies and
           Risk Considerations............................................................................ 1

3.       Additional Information About
          Canada and Mexico...............................................................................11

4.       Valuation of Shares and Redemption...............................................................26

5.       Federal Tax Treatment of Dividends and
           Distributions..................................................................................27

6.       Management of the Fund...........................................................................29

7.       Investment Advisory and Other Services...........................................................34

8.       Administration...................................................................................35

9.       Distribution of Fund Shares......................................................................36

10.      Portfolio Transactions...........................................................................38

11.      Capital Stock....................................................................................39

12.      Semi-Annual Reports..............................................................................40

13.      Custodian, Transfer Agent and
           Accounting Services............................................................................40

14.      Independent Accountants..........................................................................41

15.      Legal Matters....................................................................................41

16.      Control Persons and Principal Holders of
           Securities.....................................................................................41

17.      Performance and Yield Computations...............................................................41

18.      Financial Statements ............................................................................43

19.      APPENDIX - Moody's Investors Service and Standard & Poor's Ratings Definitions..................A-1


1.       GENERAL INFORMATION AND HISTORY

         North American Government Bond Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently has one class of shares: ISI North American Government Bond Fund Shares. The prospectus for such class of the Fund's shares contains important information concerning the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor"), or from Participating Dealers that offer shares of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information concerning the Fund and its business that is contained in the Fund's Registration Statement filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


         The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933 and began operations on January 15, 1993.


2.       INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS


INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS OF THE FUND


         The Fund's investment objective is to achieve a high level of current income by investing primarily in fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage. Except as described below under "Investment Restrictions of the Fund," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock" below). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

         The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in the following bonds and debentures: (i) U.S. Treasury Securities, which securities are direct obligations of the United States Government (see "United States Government Securities" below); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities ("Government Securities") and denominated either in U.S. dollars or in the local foreign currency. The Fund will invest no more than 25% of its total assets in Canadian Government Securities (see "Canadian Government Securities" below) and no more than 25% of its total assets in Mexican Government Securities (see "Mexican Government Securities" below).

         The Fund may invest in bankers acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or

Mexico. The Fund will limit its investments in either Canadian or Mexican securities in general to 33% of its total assets.

         Under normal circumstances, the Canadian Government Securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Advisor under criteria approved by the Fund's Board of Directors ("Comparable Quality"). Except as provided below, the Mexican Government Securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or Comparable Quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or Comparable Quality. Where deemed appropriate by the Fund's investment advisor (the "Advisor"), the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican Government Securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or Comparable Quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security, or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will sell sufficient securities to reduce the total to below 5%.

         Although the Fund reserves the right to invest up to 35% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or Comparable Quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or Comparable Quality subject to the limitation of 10% of the Fund's total assets discussed above.

         The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully under the heading "Other Investment Policies" below.

United States Government Securities

         The Fund will invest in U.S. Treasury obligations (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. Government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury Securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury obligations. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations including yield, from changing interest rates prior to maturity than the value of other U.S. Treasury Securities of comparable maturities that bear interest currently. Because STRIPS do not pay current income, the Fund will not invest in them to a significant extent.

Canadian Government Securities

         Canadian Government Securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

         Canadian Government Securities in which the Fund may invest include Government of Canada bonds and Government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada issues of bonds frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

         All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue treasury bills.

         Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Mexican Government Securities

         Mexican Government Securities in which the Fund may invest including those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

         Government of Mexico securities denominated and payable in the Mexican peso include: (i) Cetes, book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and (iii) Udibonos, securities issued by the Mexican Government that pay a fixed rate of interest over inflation every 182 days.

         The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced by the former U.S. Secretary of the Treasury. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

Below Investment Grade Bonds

         The Fund may purchase bonds including debentures, that are rated BB by S&P or Ba by Moody's, or that are unrated by S&P or Moody's if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

         In adverse economic conditions, the liquidity of the secondary market for high yield bonds may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

         Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.


         During the fiscal year ended March 31, 1999, the Fund held no bonds rated below investment grade.

Repurchase Agreements


         The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one day. Repurchase agreements related to U.S. Treasury Securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligation. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury Securities that initially have a value at least equal to the repurchase price, under certain circumstances, it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be under collateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country. The Fund may invest in repurchase agreements with respect to U.S. Treasury securities, Canadian Treasury securities and Mexican Treasury securities and in commercial paper rated Prime-1 by Moody's, A-1 by S&P or of comparable quality as determined by the Advisor.


Currency and Interest Rate Hedging Transactions


         To hedge against adverse price movements in the currencies underlying the portfolio's securities (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.


         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.


         Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to effectively hedge its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See "Futures Contracts and Options" below.)

         If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code") requirements relating to qualifications as a regulated investment company. (See "Federal Income Tax Treatment of Dividends and Distributions.")


         Futures Contracts and Options. The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

         When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contract for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money" the amount may be excluded in calculating the 5% limitation.


         The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

         While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

         Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.


         Other risks include, but are not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; failure to qualify as a Regulated Investment Company under Subchapter M of the Code and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.


Purchase of When-Issued Securities

         From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Lending of Portfolio Securities

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board of Directors will monitor the Fund's lending of portfolio securities.


Additional Risk Factors

         Special Risks of Canadian and Mexican Treasury Securities. The Canadian government debt securities market is significantly smaller than the U.S. debt securities market. Although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart. Recently, Canadian real economic growth has picked up after several years of marginal performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

         The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government Securities. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

         For more information about Canada and Mexico, see "Additional Information About Canada and Mexico" below.

         Currency Risks. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. (See "Other Investment Policies - Forward Foreign Currency Exchange Contracts.") The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the

Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

         Risk Of International Investing. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

         Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their United States counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

         Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act, and as such is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Code. (See "Dividends, Distributions and Taxes.") In order to qualify under Subchapter M of the Code, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. government securities) and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government securities). To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

         Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian Government Securities and Mexican Government Securities in a manner which would not be necessary if the Fund limited its investments to U.S. Government securities.

INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:


                   1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

                   2. With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);

                   3. With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);


                    4. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the United States Government, its agencies and instrumentalities are not considered an industry);

                   5. Invest in real estate or mortgages on real estate;

                   6. Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

                   7. Act as an underwriter of securities within the meaning of the federal securities laws;

                   8. Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

                   9. Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

                  10. Effect short sales of securities;

                  11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

                  12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

                  13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

                  14. Invest in shares of any other investment company registered under the Investment Company Act;

                  15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

                  16. Invest in companies for the purpose of exercising management or control;

                  17. Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

                  18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.


         The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

                  1. Invest more than 10% of the value of its net assets in illiquid securities



3.       ADDITIONAL INFORMATION ABOUT CANADA AND MEXICO


         The information in this section is based on material obtained by the Fund from various Canadian and Mexican governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Advisor. It is not intended to be a complete description of Canada or Mexico, the Canadian and Mexican economies, or the consequences of investing in Mexican and Canadian fixed-income securities.

ADDITIONAL INFORMATION ABOUT CANADA

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada is comprised of ten provinces and two territories. Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (Parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The Prime Minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power with specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. It has been reported that Mr. Chretien may step down in two years.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.


         The third major development was the possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois ("PQ") under the leadership of Jacques Parizeau, won 77 seats in the provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The PQ's agenda included a call for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. The PQ, under the leadership of Lucien Bouchard, was re-elected in the provincial election held on November 30, 1998, winning 75 of the 125 seats. However, the party's share of the popular vote dropped 2% from the 1994 election to 43%. The Liberal Party won 48 seats. It is unclear whether or not Mr. Bouchard will hold a second referendum. The PQ previously indicated it would do so if it were re-elected, but only if the referendum would stand a strong chance of success. Given current opinion polls, it is believed unlikely that a referendum would have a strong chance of success. In August 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the Court also indicated that the federal government would have to negotiate a separation if a clear majority of Quebec voters vote for it. It is expected that Quebec's position within Canada will continue to be a matter of political debate.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

North American Free Trade Agreement


         Canada and the United States are each other's largest trading partners and, as a result, there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1997 was larger than between any other two countries in the world. The North American Free Trade Agreement ("NAFTA") took effect on December 30, 1993. In November 1996, Canada and Chile entered into a trade agreement that became effective on June 2, 1997. Initial talks with other South American countries are under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully-implemented, NAFTA is designed to create a North American Free Trade Area, expand the flow of goods, services and investment and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas, an agreement was signed by the leaders of 34 governments across the Americas (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere.


Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980's. In the early 1990's, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government has taken steps to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

Recent Developments


         The deterioration in the government's fiscal position, which started during the recession, in the early 1990's, was initially exacerbated by a reluctance to decrease expenditures or increase taxes. However, in its 1995 budget, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. Spending cuts, in combination with an economic recovery, have boosted government revenue. This has resulted in significant deficit reduction. For the fiscal years 1994- 95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively of gross domestic product ("GDP"). On October 24, 1998, the government announced that there was a budget surplus of C$3.5 billion for the 1997-1998 fiscal year, the first time in 28 years the government had recorded a budget surplus.

         In addition to the growth of the federal government deficit during the recession of the early 1990's, provincial government debt also rose rapidly. Developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded some provincial debt ratings during this period. All provinces initiated plans to balance their respective budgets and, with the exception of Quebec which predicts small deficits until the fiscal year 2000-01, the provinces have achieved their goals. While Ontario and Quebec have not yet balanced their budgets, both have made significant progress and it is anticipated that both provinces will achieve their plans to eliminate their budget deficits by fiscal year 2000-01.

         Canada's real GDP growth rate slipped to 2.2% in 1995 and 1.2% in 1996 from 3.9 in 1994. In 1997, real GDP grew 3.7%. That growth was sustained in the first quarter of 1998, when Canada's real GDP grew at an annual rate of 3.4%, but it moderated to a rate of 1.8% in the second quarter of 1998 and 1.7% in the third quarter of 1998. Canada is forecast to experience real GDP growth of 3.5% through mid- 1999, but that forecast is under review. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports. The trade sector continues to be an important factor, however, in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. In 1997, however, the trade surplus was reduced as the rate of import growth almost doubled the rate of export growth. The trade surplus continued to decrease in 1998 with exports growing by 5.6% during the first three quarters as compared to a 9.3% increase in the growth of imports.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada lead to a weakening of its currency and higher interest rates. During the first two quarters of 1995, however, in an attempt to increase domestic growth, the Bank of Canada decreased interest rates. On January 20, 1995, the Canadian dollar fell to 0.702, its lowest rate in almost nine years and close to its record low of 0.692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. dollars. The Canadian dollar increased in value from 0.702 against the U.S. dollar on January 20, 1995 to 0.734 on February 21, 1997. The renewed strength of the Canadian dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian dollar depreciated, reaching a record low of 0.633 against the U.S. dollar on August 27, 1998. In June 1997, with a real growth of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, to 5.5% on October 16, 1998 and to 5.25% on November 18, 1998, following rate cuts by the U.S. Federal Reserve on those dates.


         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. dollar and the Canadian dollar, information concerning inflation rates, historical information regarding the Canadian gross domestic product and information concerning yields on certain Canadian Government Securities. Historical figures are not necessarily indicative of future fluctuations.

Currency Exchange Rates

         The exchange rate between the U.S. dollar and the Canadian dollar is at any moment related to the supply of and demand for the two currencies and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. dollar/Canadian dollar exchange rate has been narrower than the range of fluctuation between the U.S. dollar and most other major currencies. However, the range that occurred in the past is not necessarily indicative of fluctuations in that rate that may occur over time which may be wider or more confined than the range that occurred over an historic period of comparable length. Future rates of exchange cannot be accurately predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. dollars for one Canadian dollar as certified by the Federal Reserve Bank of New
York:

                                                                 U.S. Dollars

                  1981......................................         0.83
                  1982......................................         0.81
                  1983......................................         0.81
                  1984......................................         0.77
                  1985......................................         0.73
                  1986......................................         0.72
                  1987......................................         0.75
                  1988......................................         0.81
                  1989......................................         0.84
                  1990......................................         0.86
                  1991......................................         0.87
                  1992......................................         0.83
                  1993......................................         0.78
                  1994......................................         0.73
                  1995......................................         0.73
                  1996......................................         0.73
                  1997......................................         0.72
                  1998......................................         0.67

                  Source: Board of Governors of the Federal Reserve System, Federal Reserve Bulletin.


Inflation Rate of the Canadian Consumer Price Index

         Inflation, as measured by the national consumer price index, has remained below 2.5% since 1991.

         The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1998.

                                                             National Consumer
                                                               Price Index
                  Year                                          (percent)


                  1981.......................................      12.4
                  1982.......................................      10.9
                  1983.......................................       5.7
                  1984.......................................       4.4
                  1985.......................................       3.9
                  1986.......................................       4.2
                  1987.......................................       4.4
                  1988.......................................       4.0
                  1989.......................................       5.0
                  1990.......................................       4.8
                  1991.......................................       5.6
                  1992.......................................       1.5
                  1993.......................................       1.8
                  1994.......................................       0.2
                  1995.......................................       2.1

                  1996.......................................        1.6
                  1997.......................................        1.6
                  1998.......................................        1.2

                  Source: Bank of Canada Review, Winter 1997-1998; Bank of Canada Weekly Financial Statistics.


Canadian Gross Domestic Product


             The following table sets forth Canada's gross domestic product for the years 1981 through the third quarter of 1998 at historical and constant prices.




                                                             Change from
                                                            Prior Year at
Year                                                       Constant Prices
                                                              (percent)


1981..................................................           3.7
1982..................................................          (3.2)
1983..................................................           3.2
1984..................................................           6.3
1985..................................................           4.8
1986..................................................           3.3
1987..................................................           4.2
1988..................................................           5.0
1989..................................................           2.4
1990..................................................          (0.2)
1991..................................................          (1.8)
1992..................................................           0.8
1993..................................................           2.2
1994..................................................           4.1
1995..................................................           2.3
1996..................................................           1.5
1997 .................................................           3.7
1998..................................................
  first quarter.......................................           3.4
  second quarter......................................           1.8
  third quarter.......................................           1.7


                      Source:  Bank of Canada Review, Summer 1998


Yields on Canadian Government Treasury Bills


         The following table sets forth the average monthly yield on 3-month and 6-month government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 1996 through January 1999.

                        Treasury Bills              Benchmark Bonds
                    ----------------------      ----------------------

     1996           3 Months     6. Months      5 Years       10 Years
     ----           --------     ---------      -------       --------
January               5.12          5.20          6.33          7.01
February              5.21          5.38          6.87          7.53
March                 5.02          5.25          7.02          7.64
April                 4.78          4.97          7.09          7.76
May                   4.68          4.88          7.01          7.72
June                  4.70          4.94          7.05          7.77
July                  4.39          4.75          6.96          7.62
August                4.02          4.32          6.60          7.34
September             3.86          4.13          6.28          7.16
October               3.17          3.33          5.59          6.47
November              2.73          2.89          5.10          6.05
December              2.85          3.24          5.44          6.37


                        Treasury Bills              Benchmark Bonds
                    ----------------------      ----------------------

     1997           3 Months     6. Months      5 Years       10 Years
     ----           --------     ---------      -------       --------
January               2.87          3.21          5.67          6.65
February              2.91          3.17          5.44          6.38
March                 3.14          3.45          5.75          6.59
April                 3.14          3.55          5.92          6.68
May                   2.99          3.39          5.86          6.65
June                  2.86          3.19          5.32          6.14
July                  3.29          3.62          5.18          5.80
August                3.11          3.68          5.36          6.06
September             2.86          3.49          5.17          5.70

October               3.59          3.82          4.99          5.49
November              3.67          4.11          5.17          5.56
December              3.99          4.56          5.34          5.61

                        Treasury Bills              Benchmark Bonds
                    ----------------------      ----------------------
     1998           3 Months     6. Months      5 Years       10 Years
     ----           --------     ---------      -------       --------
January               4.10          4.42          5.09          5.41
February              4.57          4.84          5.26          5.47
March                 4.59          4.70          5.11          5.34
April                 4.85          4.97          5.32          5.49
May                   4.75          4.97          5.21          5.34

     1998           3 Months     6. Months      5 Years       10 Years
     ----           --------     ---------      -------       --------
June                  4.87          5.04          5.28          5.35
July                  4.94          5.13          5.42          5.47
August                4.91          5.25          5.62          5.67
September             4.91          5.03          4.78          4.95
October               4.74          4.79          4.69          5.00
November              4.82          4.93          5.03          5.18
December              4.70          4.76          4.76          4.89

                        Treasury Bills              Benchmark Bonds
                    ----------------------      ----------------------
    1999            3 Months     6. Months      5 Years       10 Years
    ----            --------     ---------      -------       --------
January               4.66          4.77          4.76          4.89


       Source:  Bank of Canada Review



ADDITIONAL INFORMATION ABOUT MEXICO

Area and Population

         The United Mexican States ("Mexico"), a nation formed by 31 states and a Federal District (Mexico City), is the third largest nation in Latin America, occupying a territory of 759,529 square miles. To the north, the country shares a border with the United States of America and to the south, it has borders with Guatemala and Belize. Its coastline extends over 6,304 miles along both the Gulf of Mexico and the Pacific Ocean. Mexico is the second most populous nation in Latin America, with an estimated population of 95.7 million. Mexico's three largest cities are Mexico City, Guadalajara and Monterrey.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution established Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches into federal, state and municipal authorities. Executive and legislative authorities are elected by popular vote of Mexican citizens over 18 years of age.

         Federal executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 Ministries and administrative departments whose highest ranking officials are appointed by the President and may be subject to ratification by the Senate.

         Federal legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term and neither Senators nor Deputies may serve consecutive terms in the same chamber. The Senate has 128 members, four for each state and four for the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts, and 200 are selected by a system of proportional representation. The Constitution provides that the President may veto bills and that

Congress may override such vetoes with a two-thirds majority of each Chamber. Federal judicial authority is vested in the Supreme Court of Justice, Circuit and District courts and the Federal Judicial Board. The Supreme Court has 11 members, each of whom holds office for a maximum period of fifteen years except for the current members of the Court, whose appointments range from eight to 20 years. The members of the Supreme Court are selected by the Senate from a pool of candidates nominated by the President.

Politics

         The Partido Revolucionario Institucional ("PRI") has been the dominant political party in Mexico and, since 1929, has won all presidential elections. Most recently, in 1994 PRI candidate Ernesto Zedillo Ponce de Leon, was elected president, garnering 48.77% of the votes. PRI formerly held a majority in both chambers of the Mexican Congress and, until 1989, it had also won all of the state governorships. However, in elections held July 6, 1997, other parties, including Partido de la Revolucion Democratica ("PRD"), National Action Party ("PAN"), Labor Party ("PT") and the Green Ecological Mexican Party ("PVEM"), eliminated the PRI majority in the Chamber of Deputies. In the Senate, the PRI retained its overall majority, but lost the two thirds majority important with respect to the passage of constitutional amendments. PRD, a central-left political party also has gained control of the Mexico City government and the state of Escatecos. PAN, the oldest opposition party in Mexico, has gained control of several states.

         These recent election results follow reforms initiated on January 17, 1995, when the Mexican Government and leaders of the PRI signed an agreement with the oppositions parties aimed at continuing the democratization process. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; replace the electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections with a Federal Electoral Court as the highest body for resolving electoral disputes; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws.

         At the beginning of 1994 armed insurgents attacked several villages in the state of Chiapas. Negotiations with the insurgents continued through the spring of 1994 and then broke off. In the spring of 1995, the Government renewed its efforts to resolve the situation in Chiapas by facilitating the insurgents' participation in the political process. In March of 1995, Congress passed a law granting amnesty to insurgents who participated in peace talks with the Government as well as a law establishing a framework for such talks. A working committee of Government and insurgent representatives reached agreement on a number of issues and arranged for a plenary session that took place in January of 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at guaranteeing the rights of indigenous peoples. The agreement was signed in February 1996, but further negotiations were unsuccessful. In the face of continuing violence in Chiapas and other southern states, the Government announced measures to alleviate some of the conditions that have made Chiapas susceptible to violence and unrest. It is widely believed, however, that violence and unrest will continue to plague Chiapas and surrounding regions.


         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both

Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         On December 22, 1997, a violent incident occurred in the municipality of Chenalho, Chiapas that resulted in the death of 45 civilians, mostly women and children. This incident strengthened the resolve of the Government to negotiate peace in Chiapas and toward that end the Government adopted a new peace plan. The goals of the new peace plan include (a) reinitiating an intense dialogue among the federal and state governments, political parties and insurgent groups, (b) formulating a legal framework that respects Mexico's multicultural heritage and includes the indigenous population in the social and economic development of Mexico, (c) achieving the disarmament of all non-governmental groups, (d) continuing the investigation of the Chenalho incident, and (e) restructuring the Chiapas state police. It is unclear whether the government's new peace plan will achieve its desired effect. On October 4, 1998 there were elections in the State of Chiapas that, unlike recent elections, were without violence and were relatively free of controversy.


         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, former PRI presidential candidate and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high government and military officials have also been discovered. The links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by President Clinton as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary instrument for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in fiscal policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective. The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission, which is controlled by the Ministry of Finance, charged with determining the nation's exchange rate policies.



         Although the Central Bank allows the peso to float freely, it does occasionally intervene in the exchange markets when the peso comes under speculative attack. The Bank was forced to adopt this policy after extreme speculation in September 1995 set back the government's recovery programs by months when the peso shot down in value and interest rates were thereby forced upwards. However, except for certain options transactions which allow private banks to sell foreign currency to Banco de Mexico, in 1996 Banco de Mexico did not intervene in the exchange market.

Trade Reform -- NAFTA


         Mexico has been a member of the General Agreement on Tariffs and Trade ("GATT") since 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded GATT, and has become a member of the Organization for Economic Cooperation. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua and entered into definitive free trade agreements with Bolivia, Chile, Colombia, Costa Rica, Nicaragua and Venezuela. In July 1998, Mexico began trade negotiations with the European Union. A second round of talks occurred in January 1999.

         In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.


Economic Information Regarding Mexico

         In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multinational agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan." As part of the Brady Plan, commercial banks and Mexico agreed to debt reduction and new financing in a set of agreements comprising the 1989-1992 Financing Package. The implementation of this package resulted in a substantial reduction in Mexico's foreign debt and debt service obligations. While at one time reaching $161.13 billion, in June 1992, Mexico reduced its foreign public debt to a total of approximately $73.5 billion. The total debt has since risen to $93.013 billion as of May, 1997.

Currency Exchange Rates

         The following provides some statistical and other related information regarding historical rates of exchange between the U.S. dollar and the Mexican peso along with information concerning interest rates on certain Mexican Government securities. Historical figures are not necessarily indicative of future fluctuations.

         From late 1982 to November 11, 1991, Mexico maintained, a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used for payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other transactions not expressly falling within the category of transactions which permit parties to have access to U.S. dollars at the controlled rate. The dual system assisted in controlling the value of the Mexican peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has now repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, the Mexican Government introduced a schedule of gradual devaluations of the Mexican peso which initially amounted to an average depreciation of the Mexican peso against the U.S. dollar of one Mexican peso per day. The extended initiatives include an adjustment in the scheduled devaluation rate of the Mexican peso against the U.S. dollar. On May 28, 1990, the Mexican peso began devaluing by an average of 0.80 Mexican pesos per day instead of one Mexican peso per day. On November 12, 1990 this average was decreased to 0.40 Mexican pesos per day and on November 11, 1991 the daily devaluation rate was lowered to
0.20 Mexican pesos per day. On October 21, 1992, the maximum rate at which the Mexican peso could devalue against the U.S. dollar was accelerated to 0.40 Mexican pesos per day.

         Because the peso had deteriorated to such an extent over the previous 15 years, on January 1, 1993, the Mexican Government introduced a new currency, the new peso, which eliminated 3 zeros from the peso. Thus, each new peso was worth 1,000 old Mexican pesos and the new peso was designated with the symbol "N$". The change was not a devaluation but merely a move to simplify the math involved in the use of Mexican currency. (The use of the word "new," which was always intended to be temporary to aid the transition to the new currency, was removed on January 1, 1996, and Mexico's currency is again simply known as the Mexican peso -- though it remains with three zeros less.)

         With regard to exchange controls, in 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to acquire or hold U.S. dollar denominated securities or otherwise obtain U.S. dollars.

Recent Developments

         On December 20, 1994, the Mexican Government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican peso. The Mexican Government attempted to devalue the peso by 15%, however, as a result of investor reaction to the surprise devaluation, the Government was unable to defend the peso and was forced to let the peso float freely, resulting in a continued decline against the U.S. dollar. On December 23, 1994, the exchange rate was 4.67 new pesos to the U.S. dollar, and on January 4, 1995, it had fallen further to 5.57 new pesos to the U.S. dollar.

         The attempted controlled devaluation by the government ignited an economic, financial, social and political crisis, which was arguably the worst in Mexico's history. Foreign investors started taking all of their money out of the country, which prompted the government to offer interest rates that reached 80%. However, no one was interested in the high rates because the Mexican Government had approximately US$11 billion in short-term treasury certificates (Cetes) coming due in the first quarter of 1995, but nearly zero foreign reserves and no funds coming in. In short, there was the danger that the government would default on its foreign obligations. In turn, the steep surge in interest rates, extreme devaluation of the peso, racing inflation, resulting bankruptcy of companies (due to a drop in consumer demand, an inability to buy imported machinery and inputs to run business and an inability to pay debt at the new interest rates) and skyrocketing unemployment (it is estimated some 2.5 million Mexicans lost their jobs in 1995) provoked a crisis in Mexico's financial system as bank's non-performing loan portfolios began to become unmanageable.

         However, the Zedillo administration, with the help of the International Monetary Fund (the "IMF") and the United States Government, controlled the crisis. Since the outbreak of the crisis, the Zedillo administration, through the implementation of, among others, a new economic program, several accords among the government, business and labor, fiscal measures, financial support programs and measures to strengthen the banking system, has made progress at stabilizing Mexico's economy and financial markets. The IMF and the United States Government provided approximately US$38.5 billion in emergency funds to help Mexico meet its short-term maturing obligations. With the immediate liquidity crisis resolved, Zedillo implemented austerity measures by increasing taxes, cutting government spending and removing price controls on basic goods. The net effect has been a relative stabilizing of the exchange rate and other economic indicators.

         Another indication that Mexico is emerging from its crisis is that it has regained access to foreign lenders. In 1996, the Mexican Government made normal public debt refinancing transactions, but also took advantage of improved access to international markets and arranged for prepayment of other more expensive short-term liabilities with lower cost long-term financing. The government has pre-paid the emergency loans received from the United States and the International Monetary Fund.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico registered a surplus in its trade balance of $6.531 billion during 1996, down approximately 7.9% from 1995, and in 1997 Mexico registered an estimated trade surplus of $624 million, down approximately 90% from 1996. In 1998, Mexico registered a $7.7 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $1.923 billion and $7.450 billion, respectively, as compared with a deficit of $1.576 billion in 1995. In the first three quarters of 1998, Mexico's current account balance registered a deficit of $4.70 billion.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1998, Mexico's international reserves amounted to $30.1 billion, as compared to $28 billion at December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995, $6.1 billion at December 31, 1994 and $24.5 billion at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.1% for 1996 and 7.3% for 1997. During 1998, real GDP grew 4.8%, according to preliminary data. The Government has predicted a growth rate of 3% in 1999. Although the Mexican economy has stabilized, there can be no assurance that the Government's plan will lead to a full recovery.


Statistical and Related Information Concerning Mexico


         The following table sets forth the Mexican peso to U.S. dollar exchange rates for each year from 1982 to 1998.


                                 Free Market Rate           *Controlled Rate
                                 ----------------           ----------------
                              End of                      End of
                              Period      Average         Period       Average
                              ------      -------         ------       -------


    1982   ................      148            57             96           57
    1983   ................      161           150            143          120
    1984   ................      210           185            192          167
    1985   ................      447           310            371          256
    1986   ................      915           637            923          611
    1987   ................    2.209         1.378          2.198        1.366
    1988   ................    2.281         2.273          2.257        2.250
    1989   ................    2.681         2.483          2.637        2.453
    1990   ................    2.943         2.838          2.939        2.807
    1991   ................    3.075         3.016          3.065        3.007
    1992   ................    3.119         3.094           N/A          N/A
    1993   ................    3.192         3.155           N/A          N/A
    1994   ................    5.325         3.222           N/A          N/A
    1995   ................    7.643         6.419           N/A          N/A
    1996   ................    7.851         7.598           N/A          N/A
    1997   ................    8.070         7.918           N/A          N/A
    1998   ................    9.901         9.152           N/A          N/A

-------

* From late 1982 to November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. Mexico has now repealed the controlled rate.
     Source:   Banco de Mexico/Banamex.

Wages and Prices

         After relatively long periods of economic growth and stability lasting until the early 1970s, Mexico's economy suffered the effects of high inflation. The economy improved in the late 1970s as a result of government policies and important discoveries of oil reserves. However, between 1977 and 1981, these factors contributed to an increase in inflation to an average annual rate of 22.4% for that period compared to an average annual rate of 2.4% between 1960 and 1971, and 16.6% between 1972 and 1976.

         The economy experienced a setback in 1981 because of the severe drop in oil prices and high world interest rates which resulted in a substantial increase in the country's external debt burden. With no new lending to be obtained from international creditors, the balance of payments equilibrium could no longer be sustained. The Mexican peso was devalued and inflation rose sharply. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and excessive domestic and foreign indebtedness. The inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing the surge in wages and prices.


         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade though control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well as a decline in real wages for much of the population during 1995. Inflation during 1995, 1996, 1997 and 1998 (as measured by the increase in the National Consumer Price Index), was 52.0%, 27.7%, 15.7% and 18.6% respectively.


         This means that Mexican's purchasing power is significantly depressed and that the recovery will be slow in taking off. To help release some of the pressures, the government is currently providing Mexican citizens a subsidy in the cost of electricity, housing and education by keeping their price increases behind inflation. In October, 1996, the Alianza para el Crecimiento (Pact for Economic Growth) was signed. This pact called for 8% increases in the prices of gasoline and diesel fuel, a 10% increase in the price of industrial electricity and a 17% increase in the minimum wage. As a result of the success of PRD in the July, 1997 election, additional pressure may be put on the government to increase real wages. Depending upon the size and success of the increase and the means used to achieve it, a wage increase may have other, potentially negative effects on government austerity measures, the level of inflation and the value of the peso.

Consumer Price Index


         The following table sets forth the changes in the Mexican consumer price index for the years 1984 through 1998.

                                                          Annual Increases in
                                                           National Consumer
                                                              Price Index
                                                               (percent)


1984.......................................................      59.2
1985.......................................................      63.7
1986.......................................................     105.7
1987.......................................................     159.2
1988.......................................................      51.7
1989.......................................................      19.7
1990.......................................................      29.9
1991.......................................................      18.8
1992.......................................................      11.9
1993.......................................................       8.0
1994.......................................................       7.1
1995.......................................................      52.0
1996.......................................................      27.7
1997.......................................................      15.7
1998.......................................................      18.6


      Source:  Banco de Mexico/Thyssen Mexico, S.A. de C.V.


Mexican Gross Domestic Product


             The following table sets forth Mexico's gross domestic product for the years 1987 through 1998.

                Period                        Yearly Variation (%)
                ------                        --------------------
                 1988                                 1.3
                 1989                                 4.2
                 1990                                 5.1
                 1991                                 4.2
                 1992                                 3.6
                 1993                                 2.0
                 1994                                 4.5
                 1995                                (6.2)
                 1996                                 5.2
                 1997*                                7.0
                 1998*                                4.8

             Source:  Banco de Mexico
             *  Preliminary



Interest Rates

         During 1994, the rate on the 28-day Cetes (Mexican Treasury certificate) increased from 10.52% in January to 20.07% in December and further increased to 37.73% in January 1995. During the same time period, the rate on the 91-day Cetes increased from 10.75% in January 1994 to 39.26% in January 1995 and the rate on the six-month Cetes increased from 10.78% in January 1994 to 35.02% in January 1995. During the height of the crisis, the 28-day Cetes reached rates as high as 120%, but by March 1996 began to descend to rates below 40%. As of May 1996, the 28-day Cetes rate stood at 28.45%, the 91-day Cetes rate stood at 31.07% and the six-month Cetes rate stood at 32.67%. As of the end of 1996, the 28-day Cetes rate stood at 27.25% and the 91-day Cetes rate stood at 26.55%. As of May, 1998, the 28-day Cetes rate stood at 18.01% and the 91-day Cetes rate stood at 18.85%.



4.       VALUATION OF SHARES AND REDEMPTION

VALUATION


         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day") if there is sufficient trading in Fund portfolio securities to affect net asset value materially, but may not be determined on days during which no Shares are tendered for redemption and the Fund receives no order to sell Shares. The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


REDEMPTION

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. A corporate shareholder requesting a redemption must have on file with the Fund's Transfer Agent, the Distributor, a Participating Dealer or Shareholder Servicing Agent all required resolutions and certificates, such as resolutions authorizing the redemption and secretary's certificates.

5.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

                  The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

                  The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

                  In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

                  The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Funds must distribute to satisfy the Distribution Requirement. In some cases, the Funds may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

                  Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

                  If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the

Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

                  Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

                  The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon.

                  In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund generally will not qualify for the corporate dividends-received deduction.

                  Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

                  The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

                  Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                  In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

                  If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

                  The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


6.       MANAGEMENT OF THE FUND


DIRECTORS AND OFFICERS

         The overall business and affairs of the Fund are managed by its Board of Directors.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 717 Fifth Avenue, New York, New York 10022.


*EDWARD S. HYMAN, CHAIRMAN AND DIRECTOR  (4/8/45)
         Chairman, International Strategy & Investment Inc. (registered investment advisor) and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and broker-dealer), 1991-Present.


*RICHARD T. HALE, VICE CHAIRMAN AND DIRECTOR  (7/17/45)
         One South Street, Baltimore, Maryland 21202. Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.


JAMES J. CUNNANE, DIRECTOR  (3/11/38)
         60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present; Director, Net.World (telecommunications), 1998-Present. Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOSEPH R. HARDIMAN, DIRECTOR (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976 -1985.


LOUIS E. LEVY, DIRECTOR  (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. McDONALD, DIRECTOR  (7/14/32)
         Duke Management, Erwin Square, Suite 1000, 2200 W. Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).


REBECCA W. RIMEL, DIRECTOR  (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania, 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts.


CARL W. VOGT, ESQ., DIRECTOR (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


R. ALAN MEDAUGH, PRESIDENT  (8/20/43)
         President, International Strategy & Investment Inc. and Director, International Strategy & Investment Group, Inc., 1991 - Present.

NANCY LAZAR, VICE PRESIDENT  (8/1/57)
         Executive Vice President and Secretary, International Strategy & Investment Inc. and Executive Vice President and Director, International Strategy & Investment Group, Inc., 1991 - Present.

CARRIE L. BUTLER, VICE PRESIDENT  (5/1/67)
         Assistant Vice President, International Strategy & Investment Inc., 1991- Present.


MARGARET M. BEELER, ASSISTANT VICE PRESIDENT (3/1/67)
         Assistant Vice President, International Strategy & Investment Inc., 1996 - Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995 -1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, ASSISTANT VICE PRESIDENT (6/22/66)
         Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

JOSEPH A. FINELLI, TREASURER  (1/24/57)
         One South Street, Baltimore, Maryland 21202. Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

AMY M. OLMERT, SECRETARY (5/14/63)
         One South Street, Baltimore, Maryland 21202. Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1988 -1997.

SCOTT J. LIOTTA, ASSISTANT SECRETARY (3/18/65)
         One South Street, Baltimore, Maryland 21202. Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994-1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991-1994.

-----------------------
*A Director who is an "interested person" as defined in the Investment Company Act.



         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex Brown Incorporated ("BT Alex. Brown") or any of its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of four funds in the Fund Complex. Mr. Medaugh serves as President and Director of two funds and as President of two funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a Director of seven funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents of four funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.


         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Fund's administrator, the Distributor or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' fees attributable to the assets of the Fund totaled approximately $1,284.

         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1999.


                                                  COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
Name of Person,                Aggregate Compensation     Pension or Retirement     Total Compensation from the Fund
Position                       for the Fiscal Year Ended  Benefits Accrued as       and Fund Complex Payable to
                               March 31, 1999             Part of Fund Expenses     Directors for the Fiscal Year Ended
                                                                                    March 31, 1999
-------------------------------------------------------------------------------------------------------------------------
 Edward S. Hyman(1)            $0                         $0                                        $0
 Chairman and Director
 Richard T. Hale(1)            $0                         $0                                        $0
 Vice Chairman and
 Director
 James J. Cunnane              $254(2)                    $ (3)                         $39,000 for service on 13(4)
 Director                                                                                Boards in the Fund Complex
 Joseph H. Hardiman(5)         $0                         $ (3)                       $29,250 for service on 12 Boards
 Director                                                                                in the Fund Complex(6)
 John F. Kroeger(7)            $246                       $ (3)                         $36,750 for service on 13(4)
 Director                                                                               Boards in the Fund Complex
 Louis E. Levy                 $303(2)                    $ (3)                         $46,500 for service on 13(4)
 Director                                                                               Boards in the Fund Complex
 Eugene J. McDonald            $285(2)                    $ (3)                         $44,000 for service on 13(4)
 Director                                                                               Boards in the Fund Complex
 Rebecca W. Rimel              $258(2)                    $ (3)                         $39,000 for service on 12(4,6)
 Director                                                                               Boards in the Fund Complex
 Carl W. Vogt(5)               $0(2)                      $ (3)                       $39,000 for service on 13 Boards
 Director                                                                               in the Fund Complex(4,6)

(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Of amounts payable to Messrs. Cunnane, McDonald, Levy and Vogt and to Ms. Rimel, $254, $285, $0, $0 and $258, respectively, was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1999 was approximately $1,405.
(4)      One of these funds ceased operations on July 29, 1998.
(5)      Elected to the Fund's Board on October 23, 1998.
(6) Ms. Rimel receives and Messrs. Vogt and Hardiman, prior to their appointment or election as Director to all 12 Funds in the Fund complex, received proportionately higher compensation from each fund for which they serve as a Director.
(7)      Retired effective September 27, 1998; Deceased November 26, 1998.


         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that was served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Mr. Vogt, 3 years; for Ms. Rimel, 3 years; and for Mr. Hardiman, 0 years.


Years of Service            Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                               Chairmen of Audit and Executive        Other Participants
                                         Committees
6 years                                     $4,900                           $3,900
7 years                                     $9,800                           $7,800
8 years                                    $14,700                          $11,700
9 years                                    $19,600                          $15,600
10 years or more                           $24,500                          $19,500


         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.


CODE OF ETHICS

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act (the "Code of Ethics"). The Code of Ethics applies to the personal investing activities of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director, or employee of the Fund, International Strategy & Investment Group, Inc. or the Advisor, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.



7.       INVESTMENT ADVISORY AND OTHER SERVICES


         International Strategy & Investments, Inc. (the "Advisor" or "ISI") serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of January 15, 1993 (the "Investment Advisory Agreement") that was approved by the Board of Directors of the Fund (including a majority of the "Independent Directors") on December 15, 1992 and by the sole shareholder of the Fund on December 15, 1992.


         ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc. open-end investment companies with net assets of approximately $____ million as of June 30, 1999.


         To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as: statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information.

         As described in the Fund's Prospectus, the Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


         Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, in an amount equal to 0.40% of the average daily net assets of the Fund. The Advisor and the Fund's administrator have contractually agreed to reduce proportionately their respective annual fees or to reimburse the Fund, if necessary, so that the Fund's total operating annual expenses do not exceed 1.25% of the Fund's average daily net assets. ISI's compensation under the agreement for the three most recent fiscal years was as follows:


                Advisory Fees For the Fiscal Year Ended March 31,
--------------------------------------------------------------------------------
                               1999            1998             1997
                             ---------------------------------------------------
Contractual Fee              $221,382         $208,693        $233,075
Less amount waived           $(60,907)        $(9,113)       $(129,197)

Fee after waivers            $160,475*        $199,580*       $103,878*
---------------
* Absent fee waivers for the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, the Fund's Total Operating Expenses would have been 1.42%, 1.28% and 1.58%, respectively, of the Fund's average daily net assets.


         The Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment.



8.       ADMINISTRATION


         Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.


         As compensation for such services, ICC is entitled to receive from the Fund a fee equal to 0.20% of the Fund's average daily net assets. ICC and the Advisor have contractually agreed to reduce proportionately their respective fees, if necessary, so that the Fund's total annual operating expenses do not exceed 1.25% of the Fund's average daily net assets. ICC's compensation under the agreement for the three most recent fiscal years was as follows:


                                           Fiscal Year Ended March 31,
--------------------------------------------------------------------------------
                                    1999              1998              1997
                                  ----------------------------------------------
     Administration Fees          $110,691          $104,346          $116,538
     Administration Fees          $ 30,454          $  4,557          $ 64,599
            Waived


         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. An affiliate of ICC serves as the Fund's custodian (See "Custodian, Transfer Agent and Accounting Services.") ICC is an indirect subsidiary of Bankers Trust Corporation.

9.       DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the distributor for the Shares pursuant to a Distribution Agreement dated April 1, 1997 between ISI Group and the Fund. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.


         The Distribution Agreement further provides that ISI Group will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services of ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to ISI Group under the Plan.


         The Distribution Agreement, form of Sub-Distribution Agreement and the Plan were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors (who have no direct or indirect financial interest in the Plan or the Distribution Agreement or any Sub-Distribution Agreement) on September 29, 1998. The Distribution Agreement and the Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.


         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon sixty days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares. Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment (as defined in the Investment Company Act).

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.40% of the average daily net assets of the Shares. ISI Group expects to allocate on a proportional basis up to all of its fees to broker-dealers who enter into Sub-Distribution Agreements with ISI Group under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of its accounts and the operations of the Fund.

         During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:





                                        Fiscal Year Ended March 31,
--------------------------------------------------------------------------------
            Fee                  1999               1998               1997
     ---------------------------------------------------------------------------
     12b-1 Fee                $221,382(1)        $208,693(1)        $233,075(2)
-----------
(1)  Fees received by ISI Group.
(2)  Fees received by Armata Financial Corp.



         For the last three fiscal years, the Fund's distributor received the following commissions, and from such commissions, the distributor retained the following amounts:

                                                               Year Ended March 31,
                        ------------------------------------------------------------------------------------------------------
                                   1999                                1998                                   1997
                                   ----                                ----                                   ----
                        Received        Retained           Received            Retained            Received           Retained
                        --------        --------           --------            --------            --------           --------
Sales                   $304,809(1)        $0         $198,038(1)                 $0               $123,792(2)        $44,533(2)
Commissions

-------------
(1)  By ISI Group.
(2)  By Armata Financial Corp.



         Except as described elsewhere, the Fund pays or causes to be paid all organizational expenses and all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC or ISI Group.



10.      PORTFOLIO TRANSACTIONS


         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

         The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.


         For the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, no brokerage commissions were paid by the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1999, the Fund held a 4.8% repurchase agreement issued by Goldman Sachs & Co. valued at $4,773,000; a 4.85% repurchase agreement issued by J.P. Morgan Securities, Inc. valued at $4,772,000; and a 4.88% repurchase agreement issued by Morgan Stanley & Co. valued at $4,772,000. Goldman Sachs & Co., J.P. Morgan Securities, Inc. and Morgan Stanley & Co. are "regular brokers or dealers" of the Fund.


11.      CAPITAL STOCK


         Under the Fund's Articles of Incorporation, the Fund may issue up to twenty-five million Shares of its capital stock with a par value of $.001 per Share.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.



12.      SEMI-ANNUAL REPORTS


         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.



13.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 1999, Bankers Trust was paid $12,872 as compensation for providing custody services to the Fund. Investment Company Capital Corp., the Fund's administrator, One South Street, Baltimore, Maryland, 21202 (telephone: (800) 882-8585) has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, ICC receives up to $16.83 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For such services for the fiscal year ended March 31, 1999, ICC received a fee of $38,924.


         ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

      Average Net Assets              Incremental Annual Accounting Fee

           0  -   $ 10,000,000                      $25,000
$ 10,000,001  -   $ 25,000,000                        .080%
$ 25,000,001  -   $ 50,000,000                        .060%
$ 50,000,001  -   $ 75,000,000                        .040%
$ 75,000,001  -   $100,000,000                        .035%
$100,000,001  -   $500,000,000                        .017%
$500,000,001  - $1,000,000,000                        .006%
over $1,000,000,000                                   .002%



         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended March 31, 1999, ICC received fees of $54,140.


14.      INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201, are independent accountants to the Fund.


15.      LEGAL MATTERS


         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.



16.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, no persons held beneficially or of record 5% or more of the Fund's outstanding shares, as of May 11, 1999.


         As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.



17.      PERFORMANCE AND YIELD COMPUTATIONS


         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

TOTAL RETURN CALCULATION

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P (1 + T)n = ERV

    Where:  P =  a hypothetical initial payment of $1,000
            T =  average annual total return
            n =  number of years (1-, 5- or 10-)
                 ERV =    ending redeemable value at the end of the 1-,
                 5- or 10- year periods (or fractional portion thereof)of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement. During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestment would be included as would any recurring account charges that might be imposed by the Fund.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended March 31, 1999 were as follows:


                                                                                           Since Inception On
        One-Year Period Ended                    Five-Year Period Ended                 January 15, 1993 Through
           March 31, 1999                            March 31, 1999                          March 31, 1999
--------------------------------------------------------------------------------------------------------------------
     Ending               Total               Ending              Average            Ending              Average
   Redeemable            Return             Redeemable         Annual Total        Redeemable         Annual Total
      Value                                   Value               Return              Value              Return
--------------------------------------------------------------------------------------------------------------------
     $1,028               2.78%               $1,317               5.66%             $1,383               5.37%
--------------------------------------------------------------------------------------------------------------------



         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

YIELD CALCULATIONS


         The yield based on the 30-day period ended March 31, 1999 was 5.70% and was computed in the manner described below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 3.00% for the Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation may be reasonably expected to be called or, if none, the maturity date.


         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1999 was 173% and in fiscal year 1998 was 125%.

18.      FINANCIAL STATEMENTS.


         See next page.

North American Government Bond Fund, Inc.

Statement of Net Assets
March 31, 1999



                                          Interest      Maturity       Par/Nominal       Market
Security                                    Rate          Date           Value(6)         Value
-------------------------------------------------------------------------------------------------
CANADIAN SECURITIES - 5.2%
Canadian Global Bond                        6.750%         8/28/06    $  2,750,000   $  2,916,622
                                                                                     ------------
   Total Canadian Securities
      (Cost $3,009,692)                                                                 2,916,622
                                                                                     ------------
MEXICAN SECURITIES - 12.7%
Mexican Treasury Cete(1)                   22.170%(3)      7/08/99    P$30,000,000      2,974,398
Mexican Treasury Cete(1)                   22.475%(3)      8/12/99    P$ 6,751,680        655,938
Mexican Udibonos(2)                         6.000%        11/23/00       9,303,300      2,369,288
Mexican Udibonos(2)                         6.500%         5/24/01       4,219,600      1,075,919
                                                                                     ------------
   Total Mexican Securities
      (Cost $6,649,684)                                                                 7,075,543
                                                                                     ------------
U.S. SECURITIES - 60.9%
U.S. Treasury Bond                         10.370%        11/15/12     $ 6,000,000      7,923,750
U.S. Treasury Bond                          8.870%         2/15/19       5,000,000      6,720,315
U.S. Treasury Bond                          8.120%         8/15/19       4,800,000      6,044,251
U.S. Treasury Bond                          7.870%         2/15/21       2,750,000      3,404,415
U.S. Treasury Bond                          8.120%         8/15/21       1,700,000      2,162,188
U.S. Treasury STRIP                         6.094%(5)      5/15/17      14,500,000      4,884,862
                                                                                     ------------
   Total U.S. Securities
      (Cost $32,694,901)                                                               31,139,781
                                                                                     ------------
REPURCHASE AGREEMENTS - 25.6%
Goldman Sachs & Co., 4.80%
  Dated 03/31/99, to be repurchased on
  4/01/99, collateralized by U.S.
  Treasury Bond with a par value of
  $3,745,000, coupon rate of 10.75%,
  due 8/15/05, with a market value of
  $4,820,369 (Cost $4,773,000)              4.800%          4/1/99     $ 4,773,000      4,773,000

North American Government Bond Fund, Inc.

Statement of Net Assets
March 31, 1999


                                                             Interest   Maturity   Par/Nominal      Market
Security                                                       Rate       Date        Value         Value
------------------------------------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 4.85%
   Dated 03/31/99, to be repurchased on
   4/01/99, collateralized by U.S. Treasury
   Bond with a par value of $4,811,000,
   coupon rate of 5.50%, due 3/31/03,
   with a market value of $4,868,030
   (Cost $4,772,000)                                           4.85      04/1/99   $ 4,772,000   $ 4,772,000
Morgan Stanley & Co., 4.88%
   Dated 03/31/99, to be repurchased on
   4/1/99, collateralized by U.S. Treasury
   Bond with a par value of $4,825,000,
   coupon rate of 6.875%, due 8/31/99,
   with a market value of $4,866,944
   (Cost $4,772,000)                                           4.88      04/1/99   $ 4,772,000   $ 4,772,000
                                                                                                 -----------
   Total Repurchase Agreements
      (Cost $14,317,000)                                                                          14,317,000
                                                                                                 -----------
Total Investment in Securities -- 99.2%
   (Cost $56,671,277)4                                                                            55,448,946
Other Assets Less Liabilities, Net-- 0.8%                                                            441,631
                                                                                                 -----------
Net Assets-- 100.0%                                                                               55,890,577
                                                                                                 ===========
Net Asset Value and Redemption Price Per Share
  ($55,890,577 / 6,636,361 shares outstanding)                                                         $8.42
                                                                                                       =====
Offering Price Per Share($8.42 / .970)                                                                 $8.68
                                                                                                       =====



--------------------------------------------------------------------------------
(1)  Cetes are short-term Mexican government debt securities.

(2) Udibonos are securities issued by the Mexican Government with a nominal face value of $100 Investment Units (UDIs) per security. The Udibonos are redeemed at face value at maturity. Face value is adjusted for changes in the Mexican Consumer Price Index. The interest rate is fixed and payable every 182 days.

(3)  Yield as of March 31, 1999

(4)  Also aggregate cost for federal tax purposes.

(5)  Zero Coupon, Security Yield as of March 31, 1999

(6)  Par value is shown in local currency: Mexican pesos (P$) and U.S. dollars
     ($).

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Operations
For the Year Ended March 31, 1999

NET INVESTMENT INCOME:
     Interest                                                     $ 3,893,995
                                                                  -----------

EXPENSES:
     Investment advisory fee                                          221,382
     Distribution fee                                                 221,382
     Administration fee                                               110,691
     Professional fees                                                 82,194
     Accounting fee                                                    54,140
     Transfer agent fee                                                38,924
     Printing and postage                                              28,110
     Miscellaneous                                                     12,169
     Custodian fees                                                    12,872
     Directors' fees                                                    1,284
                                                                  -----------
        Total expenses                                                783,148
     Less: Fees waived                                                (91,361)
                                                                  -----------
        Net expenses                                                  691,787
                                                                  -----------
     Net investment income                                          3,202,208
                                                                  -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain from security transactions                   2,311,781
     Net realized loss from foreign currency transactions            (905,237)
     Change in unrealized depreciation of investments              (1,424,417)
     Change in unrealized depreciation on translation
       of other assets and liabilities denominated in
       foreign currencies                                             (1,266)
                                                                  -----------
     Net realized and unrealized loss on investments                  (19,139)
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 3,183,069
                                                                  ===========
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.
Statements of Changes in Net Assets


                                                          For the Year Ended March 31,
--------------------------------------------------------------------------------------
                                                               1999           1998
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
     Net investment income                                $  3,202,208    $  3,741,189
     Net realized gain from investments and
        foreign currency transactions                        1,406,544       1,775,432
     Change in unrealized appreciation/depreciation
        of investments                                      (1,424,417)      1,644,223
     Change in net unrealized appreciation/
        depreciation on translation of other assets and
        liabilities denominated in foreign currencies           (1,266)          2,956
                                                          ------------    ------------
     Net increase in net assets resulting
        from operations                                      3,183,069       7,163,800
                                                          ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                  (3,202,208)     (3,741,189)
     Distribution in excess of net investment income                 0        (629,176)
     Short-term capital gains                                 (552,530)           --
     Long-term capital gains                                (1,533,918)           --
                                                          ------------    ------------
     Total distributions                                    (5,288,656)     (4,370,365)
                                                          ------------    ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 1,527,556 and 916,292
        shares, respectively                                13,255,729       7,908,494
     Value of 224,638 and 231,643 shares issued in
        reinvestment of dividends, respectively              1,948,979       1,980,041
     Cost of 1,065,714 and 1,469,520 shares
        repurchased, respectively                           (9,226,947)    (12,629,368)
                                                          ------------    ------------
     Increase (decrease) in net assets derived from
        capital share transactions                           5,977,761      (2,740,833)
                                                          ------------    ------------
     Total increase in net assets                            3,872,174          52,602
NET ASSETS:
     Beginning of year                                      52,018,403      51,965,801
                                                          ------------    ------------
     End of year                                          $ 55,890,577    $ 52,018,403
                                                          ============    ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Financial Highlights
(For a share outstanding throughout each period)


                                                                      For the Years Ended March 31,
----------------------------------------------------------------------------------------------------------------------
                                                             1999        1998       1997          1996       1995
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                  $  8.74     $  8.29     $  8.37      $  8.06     $  9.53
                                                            ------     -------     -------      -------     -------
Income from Investment Operations:
   Net investment income                                      0.60        0.61        0.75         0.81        0.63
   Net realized and unrealized gain/(loss)
     on investments                                          (0.09)       0.56       (0.11)        0.22       (1.38)
                                                            ------     -------     -------      -------     -------
   Total from Investment Operations                           0.51        1.17        0.64         1.03       (0.75)
                                                            ------     -------     -------      -------     -------
Less Distributions:
   Dividends from net investment income
     and short-term gains                                    (0.60)      (0.67)      (0.26)          --       (0.45)
   Distribution in excess of net investment                     --
     income                                                              (0.05)         --           --          --
   Distribution from Long-Term Capital gains                 (0.23)         --          --           --          --
   Return of capital                                            --          --       (0.46)       (0.72)      (0.27)
                                                            ------     -------     -------      -------     -------
   Total distributions                                       (0.83)      (0.72)      (0.72)       (0.72)      (0.72)
                                                            ------     -------     -------      -------     -------
   Net asset value, end of period                          $  8.42     $  8.74     $  8.29      $  8.37     $  8.06
                                                            ======     =======     =======      =======     =======

Total Return(1)
   Based on net asset value per share                         5.96%      14.65%       7.90%       12.97%      (8.31)%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                1.25%       1.25%       1.25%        1.25%       1.25%
   Net investment income(3)                                   5.79%       7.17%       8.99%        9.49%       7.04%
Supplemental Data:
   Net assets at end of period (000)                       $55,891     $52,018     $51,966      $60,860     $66,292
   Portfolio turnover rate                                     173%        125%         46%         125%        104%

--------------------------------------------------------------------------------

(1)  Total return excludes the effect of sales loads

(2) Without the waiver of advisory and administration fees (Note B), the ratio of expenses to average net assets would have been 1.42%,1.28%, 1.58%, 1.47%, and 1.45% for the years ended March 31, 1999, 1998, 1997, 1996, and
     1995, respectively.

(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.62%, 7.14%, 8.66%, 9.27%, and 6.84% for the years ended March 31, 1999, 1998, 1997, 1996, and 1995, respectively.

See accompanying Notes to Financial Statements.

 Notes to Financial Statements

A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, commenced operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

     When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     Foreign Currency Transaction and Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

     Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

     The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

     Federal Income Tax -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the exdividend date.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees-- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp., a subsidiary of Bankers Trust Corporation. ("ICC") is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI a fee. Based on the Fund's average daily net assets this fee is calculated daily and paid monthly at the annual rate of 0.40%. The Fund paid ISI $221,382 for advisory services for the year ended March 31, 1999 of which $3,887 was payable at the end of the period. As compensation for its administrative services, the Fund pays ICC a fee. Based on the Fund's average daily net assets this fee is calculated daily and paid monthly at the annual rate of 0.20%. The Fund paid ICC $110,691 for administrative services for the year ended March 31,1999 of which $1,944 was payable at the end of the period.

     ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 1.25% of the Fund's average daily net assets. For the year ended March 31,1999, ISI waived fees of $60,907 and ICC waived fees of $30,454.

     As compensation for its accounting services, the Fund pays ICC a fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $54,140 for accounting services for the year ended March 31,1999 of which $4,615 was payable at the end of the period.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $38,924 for transfer agent services for the year ended March 31,1999 of which $5,153 was payable at the end of the period.

     As compensation for providing distribution services for the ISI Class of shares, the Fund pays ISI Group, Inc. ("ISI Group"), which is affiliated with ISI, a fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.40% of the ISI Class' average daily net assets. For the year ended March 31, 1999, distribution fees aggregated $221,382, of which $18,967 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1999 was approximately $1,405, and the accrued liability was approximately $11,611.

C. Capital Share Transactions-- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

Notes to Financial Statements (concluded)

D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $14,847,161 and sales of investment securities aggregated $15,134,279 for the year ended March 31, 1999. Purchases of U.S. government obligations aggregated $68,438,527 and sales of U.S. government obligations aggregated $73,850,061 for the period.

     At March 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $425,859 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,648,190.

E. Forward Currency Exchange Contracts --Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 1999.

F.   Net Assets -- On March 31, 1999, net assets consisted of

     Paid-in capital ...................  $57,119,681
     Distribution in excess
       of net investment income ........       (5,918)
     Unrealized depreciation of
       investments .....................   (1,222,331)
     Unrealized loss on translation of
       other assets and liabilities
       denominated in foreign
       currencies  .....................         (855)
                                          -----------
                                          $55,890,577
                                          ===========

Report of Independent Accountants

To the Shareholders and Directors of
North American Government Bond Fund, Inc.:

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. (the "Fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (thereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 30, 1999

Tax Information

Tax Information (unaudited) for the Tax Year Ended March 31, 1999

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $1,533,918 from long-term capital gains; of which $1,533,918 was subject to the 20% rate gains category.


--------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.
--------------------------------------------------------------------------------

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS


STANDARD & POOR'S BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating. Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating. The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

         Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by STANDARD & POOR'S, which uses the numbers 1, 2 and 3 to indicate relative degree of safety. The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is strong. The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

         - Leading market positions in well-established industries.
         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

PART C.        OTHER INFORMATION
               -----------------

Item 23.       Exhibits

                (a)(1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26,
                               1995.

                      (2) Articles of Amendment incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment
                               No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26,
                               1995.

                      (3) Articles Supplementary dated December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

               (b) By-Laws, as amended through December 18, 1996 incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

                (c) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended, to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995, and Exhibit 2 (By-Laws), as amended, to Post-Effective No. 5 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

               (d)(1) Investment Advisory Agreement dated December 15, 1992 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

                      (2) Form of Expense Limitation Agreement, filed herewith.

                (e)(1) Distribution Agreement dated April 1, 1997, between Registrant and International Strategy & Investment Group, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29,
                               1997.

                      (2) Form of Agency Distribution Agreement between International Strategy & Investment Group, Inc. and Participating Broker-Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

                      (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

               (f)    None.

               (g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to
                      Exhibit 8 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001577) on July 28, 1998.

               (h) Master Services Agreement (including Administration, Transfer Agency and Accounting Services appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000686) on July 29, 1996.

               (i)    Opinion of Counsel, filed herewith.

               (j)    Consent of PricewaterhouseCoopers LLP, filed herewith.

               (k)    None.

               (l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

               (m) Distribution Plan incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

               (n) Not applicable.

               (o) Not applicable.

               (p) Powers of Attorney, filed herewith.

Item 24.       Persons Controlled by or under Common Control with Registrant


                      Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.
                      None.


Item 25.       Indemnification

                      State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                      Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

                      Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                      Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                      Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                      Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26.       Business and Other Connections of Investment Advisor

                      Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

                      During the past two fiscal years, no director or officer of International Strategy & Investment Inc., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.       Principal Underwriters

               (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

                      International Strategy & Investment Group, Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.) and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.).

             (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

                                Position and
                                Offices                          Position and
Name and Principal              with Principal                   Offices with
Business Address*               Underwriter                      Registrant
-----------------               --------------                   ------------

Edward S. Hyman                 Chairman and                     Chairman and
                                Director                         and Director

R. Alan Medaugh                 Director                         President

Nancy Lazar                     Executive Vice President
                                and Director                      Vice President

Joel Fein                       Chief Financial Officer           None
---------------------
* 717 Fifth Avenue
New York, New York 10022


        (c)      Not applicable.


Item 28.          Location of Accounts and Records

                  State the names and address of each person maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.


                  International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, ICC, One South Street, Baltimore, MD 21202.

                  In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICC each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer-agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29.          Management Services
                  -------------------

                  Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

                  None.

Item 30.          Undertakings


                  Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Registrant hereby undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders containing information called for by Item 5A of Form N-1A, upon request and without charge by contacting Registrant at (800) 955-7175.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 1st day of June, 1999.



                                                     NORTH AMERICAN GOVERNMENT
                                                     BOND FUND, INC.


                                                     By: /s/ R. Alan Medaugh
                                                         -----------------------
                                                              R. Alan Medaugh
                                                              President

                  Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

         *                          Chairman and           June 1, 1999
-----------------------             Director               --------------------
Edward S. Hyman                                            Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Richard T. Hale                                            Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
James J. Cunnane                                           Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Joseph R. Hardiman                                         Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Louis E. Levy                                              Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Eugene J. McDonald                                         Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Rebecca W. Rimel                                           Date

         *                          Director               June 1, 1999
-----------------------                                    --------------------
Carl W. Vogt                                               Date

/s/ R. Alan Medaugh
-----------------------             President              June 1, 1999
R. Alan Medaugh                                            --------------------
                                                           Date

/s/ Joseph A. Finelli
-----------------------             Chief Financial        June 1, 1999
Joseph A. Finelli                   and Accounting         --------------------
                                    Officer                Date


* By: /s/Amy M. Olmert
      -----------------
         Amy M. Olmert
         Attorney-In-Fact

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                                INDEX OF EXHIBITS

EDGAR
Exhibit                             Document
Number
                    ------------------------------------------------------------

              (a)   (1)          Articles of Incorporation incorporated by
                                 reference to Exhibit (1)(a) to Post-Effective
                                 Amendment No. 3 to Registrant's Registration
                                 Statement on Form N-1A (Registration No.
                                 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                                 950116-95-000311) on July 26, 1995.

                    (2) Articles of Amendment incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

                    (3) Articles Supplementary dated December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26,
                                 1995.

              (b) By-Laws, as amended through December 18, 1996 incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No.
                    950116-97-001363) on July 29, 1997.

              (c) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended, to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26,
                    1995, and Exhibit 2 (By-Laws), as amended, to Post-Effective No. 5 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.


              (d)   (1) Investment Advisory Agreement dated December 15, 1992
                        between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

EX-99.B             (2) Form of Expense Limitation Agreement, filed herewith.

EDGAR
Exhibit                             Document
Number
                    ------------------------------------------------------------

              (e)   (1) Distribution Agreement dated April 1, 1997, between
                        Registrant and International Strategy & Investment Group, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

                    (2) Form of Agency Distribution Agreement between
                        International Strategy & Investment Group, Inc. and Participating Broker-Dealers incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

                    (3) Form of Shareholder Servicing Agreement between
                        Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29, 1997.

              (f)   None

              (g) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998 incorporated by reference to
                    Exhibit 8 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001577) on July 28,
                    1998.
              (h) Master Services Agreement (including Administration, Transfer Agency and Accounting Services appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000686) on July 29, 1996.

EX-99.B         (i) Opinion of Counsel, filed herewith.

EX-99.B         (j) Consent of PricewaterhouseCoopers LLP, filed herewith.
                (k) None.
                (l) Subscription Agreement re: initial $100,000 capital
                    incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995.

EDGAR
Exhibit                             Document
Number
                    ------------------------------------------------------------

                (m) Distribution Plan  incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001363) on July 29,
                    1997.

                (n) Not applicable.

                (o) Not applicable.

EX-99.B         (p) Powers of Attorney, filed herewith.